Exhibit 10.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

October 6, 2025

Dr. David Keenan, PhD

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RE: Second Amendment to the Employment Agreement of 25 February 2022 b/w Dr. David Keenan and Amarin Pharmaceuticals Ireland Limited (the “Second Amendment”)

Dear Dr. Keenan:

Amarin Pharmaceuticals Ireland Limited (together with its affiliates and parent organization, Amarin Corporation PLC, the “Company” or “Amarin”) and you entered into a contract of employment dated 25 February 2022, as first amended on July 17 2023, hereinafter collectively the “Agreement”. Amarin and you (or “Employee”) in consideration of the foregoing premises, and the mutual promises and agreements contained herein, agree to further amend the Agreement via this Second Amendment as follows:

1.
Title

The Employee’s title is amended from “Executive Vice President, Technical Operations and President Europe” to, “Executive Vice President & Chief Operating Officer” (“EVP & COO”) as of October 17, 2025 (“COO Start Date”). In addition, concurrently with the amendment of Employees title, pursuant to Article 154 of the Company’s Articles of Association, the Board of Directors of the Company (the “Board”) intends to appoint the Employee a Section 16 Officer of Amarin Corporation, and thereby, the Employee will be deemed to be an “officer” of the Company, as such term is defined under Rule 16a-l(f) of the Exchange Act, and “executive officer” of the Company, as such term is defined under Rule 3b-7 under the Exchange Act, until his successor is duly elected and qualified, or until his earlier resignation, retirement, removal or termination of office, or until otherwise determined by the Board, such appointment shall be effective as of COO Start Date.

2.
Notice Period

The notice period of 3 (three) months stipulated in section 17.1 of the Agreement is hereby amended to 6 (six) months.

3.
This Second Amendment is effective as of COO Start Date (“Second Amendment Effective Date”).

4.
All other terms set forth in the Agreement shall remain unchanged. There are no further concluded verbal subsidiary agreements.

{signature page follows}

In Witness Hereof, the Parties hereto have caused this Second Amendment to be executed as of the Second Amendment Effective Date.

Amarin Pharmaceuticals Ireland Limited Dr. David Keenan

Signed: /s/ Aaron Berg Signed: /s/ David Keenan

Name: Aaron Berg Name: David Keenan

Title: President & CEO Title: Director

Date: 10/6/2025 Date: 10/6/2025